Exhibit 10.60

JOINDER AND AMENDMENT TO

MANAGEMENT AGREEMENT

by and among

SBA PROPERTIES, INC.,

as Initial Owner

and

SBA TOWERS, INC.,

SBA PUERTO RICO, INC.,

SBA SITES, INC.,

SBA TOWERS USVI, INC.,

and

SBA STRUCTURES, INC.,

each as Additional Owners

and

SBA NETWORK MANAGEMENT, INC.,

as Manager,

and

SBA SENIOR FINANCE, INC.,

solely in its capacity as owner of the Manager

Dated as of November 6, 2006

JOINDER AND AMENDMENT TO MANAGEMENT AGREEMENT

THIS JOINDER AND AMENDMENT TO MANAGEMENT AGREEMENT (this “Agreement”) is entered into as of November 6, 2006 (the “Effective Date”) by and among SBA Properties, Inc., a Florida corporation (the “Initial Owner”), SBA Towers, Inc., a Florida corporation (“Towers”), SBA Puerto Rico, Inc., a Florida corporation (“PR”), SBA Sites, Inc., a Florida corporation (“Sites”), SBA Towers USVI, Inc., a U.S. Virgin Islands corporation (“USVI”), and SBA Structures, Inc., a Florida corporation (“Structures, collectively with Towers, PR, Sites and USVI, the “Additional Owners”, and together with the Initial Owner, the “Owners”), and SBA Network Management, Inc., a Florida corporation (the “Manager”), and SBA Senior Finance, Inc., a Florida corporation, (“SBA Finance”) solely in its capacity as owner of the Manager and solely with regard to Sections 18(b) and 23(a),(b),(d),(e),(f),(g),(h),(l) and (m) of the Management Agreement.

WHEREAS, the Initial Owner, the Manager and SBA Finance are parties to a Management Agreement, dated as of November 18, 2005 (the “Management Agreement”);

WHEREAS, the Initial Owner and LaSalle Bank National Association, as Trustee (the “Trustee”) under that certain Trust and Servicing Agreement dated as of November 18, 2005 among SBA CMBS-1 Depositor LLC, Midland Loan Services, Inc., as Servicer (the “Servicer”), and ABN AMRO Bank, N.V., as Agent, are parties to that certain Amended and Restated Loan and Security Agreement dated as of November 18, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, the Owners have entered into a Loan Agreement Supplement and Amendment between the Owners and the Servicer, on behalf of the Trustee, as of the date hereof, to provide for an increase in the loan outstanding thereunder and the addition of the Additional Owners to the Loan Agreement as borrowers (the “Second Loan Agreement Supplement”);

WHEREAS, pursuant to Section 2.3 of the Loan Agreement, it is a condition precedent to the Additional Owners becoming borrowers under the Loan Agreement that the Additional Owners become parties to the Management Agreement;

WHEREAS, the Initial Owner and the Manager have determined that it is in their best interests to authorize and approve a proposed amendment to a provision of the Management Agreement; and

WHEREAS, Section 23(a) of the Management Agreement provides that the Owner Representative, SBA Finance and the Manager may, pursuant to a writing executed and delivered by all parties thereto, amend the Management Agreement; provided that a Rating Agency Confirmation and the consent of the Lender are also obtained;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, as follows:

Section 1. Defined Terms.

Capitalized terms used in this Agreement but not defined herein shall have the respective meanings ascribed to them in the Management Agreement.

Section 2. Agreement.

(a) Each Additional Owner hereby agrees to all of the provisions of the Management Agreement and, upon the execution and delivery of this Agreement by such Additional Owner, such Additional Owner shall be jointly and severally liable under the Management Agreement as an Owner, shall be entitled to all of the respective rights and privileges, and subject to all of the respective duties and obligations of an Owner under the Management Agreement and shall perform in accordance with their terms all of the obligations which by the terms of the Management Agreement are required to be performed by it as an Owner.

(b) On the terms and subject to the conditions set forth in the Management Agreement, each Additional Owner hereby engages the Manager to perform the Services described in the Management Agreement. The Manager hereby accepts such engagement.

(c) Each Additional Owner hereby represents and warrants to the Manager that, as to itself, each of the representations and warranties set forth in Section 17 of the Management Agreement is true as of the date hereof.

Section 3. Amendment to Section 10.

The parties hereto hereby agree that the first sentence of Section 10 of the Management Agreement shall be amended and restated to read in its entirety as set forth below:

In consideration of the Manager’s agreement to perform the Services described herein, during the Term hereof, the Owners hereby jointly and severally agree to pay to the Manager a fee (the “Management Fee”), on each Due Date, equal to 7.5% of the Operating Revenues for the immediately preceding calendar month, unless a replacement Manager is appointed and such replacement is not an affiliate of SBA Network Management, Inc., in which case the Management Fee will be such amount not to exceed 10% that is agreed to by the replacement Manager.

Section 4. Amendment to Schedule I

The parties hereto agree that Schedule I to the Management Agreement is hereby amended and restated in its entirety by Schedule I hereto.

Section 5. Ratification of Agreement.

Except as modified and expressly amended by this Agreement, the Management Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. The execution of this Agreement shall in no manner constitute a waiver or extinguishment of any rights of the Owners, the Manager or SBA Finance under the Management Agreement and all such rights are hereby reserved.

Section 6. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[NO ADDITIONAL TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Manager:	SBA NETWORK MANAGEMENT, INC.

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

Initial Owner:	SBA PROPERTIES, INC.
as Initial Owner and Owner Representative

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

Additional Owners:	SBA TOWERS, INC.,

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

SBA PUERTO RICO, INC.,

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

SBA SITES, INC.,

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

SBA TOWERS USVI, INC. and

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

SBA STRUCTURES, INC.

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

Solely as owner of the Manager:	SBA SENIOR FINANCE, INC.

	By:	/s/ Tom Hunt
	Name:	Tom Hunt
	Title:	Senior Vice President & General Counsel

Consented to By:	LASALLE BANK NATIONAL ASSOCIATION, as Trustee

	By:	/s/ Alyssa C. Stahl
	Name:	Alyssa C. Stahl
	Title:	First Vice President